TRANSFORMING HEALTHCARE 33 rd Annual J.P. Morgan Healthcare Conference January 12, 2015 FROM THE INSIDE Exhibit 99.1

Forward-looking statements and Non-GAAP financial measures
2 PREMIER, INC.
Forward-looking statements—Certain statements included in this presentation, including, but not limited to, those related to our financial and business outlook, strategy and growth drivers, member retention rates and revenue visibility, cross and upsell opportunities, acquisition activities and pipeline, revenue available under contract, and 2015 financial guidance and related assumptions, are “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements may involve known and unknown risks, uncertainties and other factors that may cause the actual results of Premier to be materially different from historical results or from any future results or projections expressed or implied by such forward-
looking statements. Accordingly, readers should not place undue reliance on any forward looking statements. Readers are urged to consider statements in the conditional or future tenses or that include terms such as “believes,” “belief,” “expects,” “estimates,” “intends,” “anticipates” or
“plans” to be uncertain and forward-looking. Forward-looking statements may include comments as to Premier’s beliefs and expectations as to future events and trends affecting its business and are necessarily subject to uncertainties, many of which are outside Premier’s control. More information on potential risks and other factors that could affect Premier’s financial results is included, and updated, from time to time, in Premier’s periodic and current filings with the SEC, including Premier’s most recent Form 10-K for the year ended June 30, 2014. Forward-looking statements speak only as of the date they are made. Premier undertakes no obligation to publicly update or revise any forward-looking statements.
Non-GAAP financial measures—This presentation includes certain “non-GAAP financial measures” as defined in Regulation G under the Securities Exchange Act of 1934. Schedules are attached that reconcile the non-GAAP financial measures included in the following presentation to the most directly comparable financial measures calculated and presented in accordance with
Generally Accepted Accounting Principles in the United States. Our Form 10-Q for the quarter ended September 30, 2014, filed on November 12, 2014, provides further explanation and disclosure regarding our use of non-GAAP financial measures and should be read in conjunction with this presentation.

Uniquely positioned to address industry challenges
“Data, data, everywhere...
…
and not a drop to drink!”
Premier is a uniquely-aligned healthcare performance
improvement company that provides integrated data-analytics
and business intelligence to comprehensively reduce costs,
improve quality, and drive better patient outcomes.
3 PREMIER, INC.

Vision and objectives
OUR VISION
Through the collaborative power of the Premier
alliance, we will lead the transformation to
high-quality, cost-effective healthcare
PREMIER, INC. 4
»
Make healthcare supply chain efficient and
effective
»
Deliver continuous improvement in cost
and quality today and enable success in
new healthcare delivery / payment models
»
Integrate data and knowledge to create
meaningful business intelligence that drives
improvement

Our business at a glance
Alliance of approximately 3,400
hospitals – 68% of U.S. community
hospitals – and 110,000 alternate
sites of care
74% owned by health systems
(1)
~$41 billion in group purchasing
volume
Insights into ~1 out of every 3 U.S.
health system discharges
Integrated clinical, financial and
operational data
Over 500 sales/field and advisory
services employees that work with
and inside our member hospitals
Data as of September 30, 2014.
(1) Following October 31, 2014 exchange.
Premier’s unique customer alignment and data-driven intelligence platform allow us to help our health systems manage current
challenges and build for the future… all at the same time
PREMIER, INC. 5

Unique business model drives innovation and growth
PREMIER, INC. 6
INTEGRATED SALES/FIELD FORCE &                            PLATFORM
Become the data analytics “backbone”
with wrap-around services for cost and
quality improvement over the short term
and population health management
solutions over the long term
Change the game in supply chain,
uncover unmatched savings and value,
and lead the disruption of the industry
Note: Consolidated revenue is presented on a non-GAAP pro forma basis for Supply Chain Services. See reconciliation pages in the appendix.
Performance Services
» SaaS-based informatics products
» PremierConnect
®
Enterprise
» Advisory services
» Performance improvement
collaboratives
27% of FY’14 consolidated revenue
Supply Chain Services
73% of FY’14 consolidated revenue
» Group purchasing
» Direct sourcing
» Specialty pharmacy
» Capital planning

Member and Industry Needs

- Total cost reduction
- Quality improvement across the continuum
- Evolving delivery and payment models
- Actionable data and information

Premier Strategic Differentiation

- Scale
- Co-innovation
- Intelligence to transform from the inside
- Leadership in population health
- Shared infrastructure

Positioned to address industry needs PREMIER, INC. 7 Helping health systems manage challenges, optimize the transition, and build for the future . . . all at the same time

Unique customer alignment
Data-driven, technology enabled
PREMIER
Diversified growth engine
Compelling financial profile

Key investment differentiators PREMIER, INC. 8

Unique customer alignment 9

BON SECOURS HEALTH SYSTEM
Adventist
HEALTH SYSTEM
Carolinas HealthCare System
Banner Health
Catholic Health Initiatives
Imagine better health.
MERCYHEALTH
COMMUNITY
MEDICAL CENTERS
Dignity Health
Henry Ford
HEALTH SYSTEM
GNYHA Services
JOHNS HOPKINS
MEDICINE
INOVA
Texas Health
Resources
UHS

Partnership model drives innovation and growth
SCALE
» Represent ~68% of U.S. community hospitals
» Clinical, financial, operational data integrated on
PremierConnect
®
platform
» Insights into ~1 out of every 3 U.S. health system
discharges
» Approximately $41 billion in supply chain spend
» Manage ~1,900 contracts from ~1,100 suppliers
ALIGNMENT
» Members own ~74% of equity
(1)
» 10 health system board members
» Premier field force embedded in member hospitals
COMMITMENT
» Member average tenure ~15 years (76% at 10+ years)
» Members view Premier as strategic partner or
organizational extension
CO-INNOVATION
» Co-develop solutions with members
» Committees composed of ~165 member hospitals
» ~1,100 hospitals in performance improvement
collaboratives
» Data Alliance Collaborative
Note: Data as of September 30, 2014.
(1) Following October 31, 2014 exchange.
PREMIER, INC. 10

Data-driven, technology enabled 11

Social business
PREMIER SUPPLY CHAIN
PREMIER QUALITY
PREMIER LABOR
PREMIER SAFETY
PREMIER POPULATION MANAGEMENT
PREMIERCONNECT® ENTERPRISE
PREMIER CONNECT® PLATFORM
LAWSON
PeopleSoft
McKESSON
PURCHASING
McKESSON
Allscripts
SIEMENS
BILLING
KRONOS
LAWSON
FINANCIAL
Epic
MEDITECH
CERNER
CLINICAL
CMS
Blue Cross Blue Shield
CLAIMS
ANY DATA

Connecting the data – Enabling the information driven enterprise 12 PREMIER, INC.

Fairview Health Services
Baystate Health
Mercy Health
Doctors Hospital at Renaissance
Baystate Innovation Center
University Hospitals
Bon Secours Health System
IBM
UNCC
Verisk Health
Phytel
Carilion Clinic
Texas Health Resources
Carolinas HealthCare System
DATA ALLIANCE COLLABORATIVE
PCE
Private Warehouse
Partners

PremierConnect
®
Enterprise & Data Alliance Collaborative
» Clinical utilization effectiveness
» Harm reporting
» Community health & equity reporting
» Ambulatory quality measures
» Claims analytics
» Total cost of care
» Operational reporting
» Predictive model for readmissions
» Population health analytics
» ACO reporting
» Referral analytics
» H&V procedural analytics
» Readmissions metrics & management
» Population health
» Throughput analytics
» Operations & throughput modeling
» Population stratification
» Disease modeling
PREMIER, INC. 13
*PremierConnect Enterprise and Data Alliance Collaborative as of September 30, 2014.

Cost of Care
Evidence-based Care
Mortality
QUEST
Harm
Patient Experience
Readmissions

Measurable and scalable impact through collaboratives
PREMIER, INC. 14
~ 350
U.S. hospital members
~ 160,000
deaths avoided
~ $13.2 billion
saved
~ 55,800
readmissions prevented
~ 21,700
instances of
harm prevented
Approximately 1,100 U.S. hospital members participate in at least one of our performance improvement collaboratives
Source: Premier QUEST participant performance data as of fiscal year end 6/30/2014 (Year 6, Q4 2013). Results are cumulative.
Note: Deaths avoided and dollars saved over the first 6 years of the program; instances of harm measured over the past 4 years;
readmissions prevented measured over the past 3 years.  QUEST: Quality, Efficiency, Safety and Transparency.

LEADERSHIP AND CULTURE
Evidence-based Care
Community Health
Cost and Efficiency
PATIENTS AND HEALTHY COMMUNITIES
Mortality
Patient and Family Engagement
Appropriate Hospital Use
Safety

Evolving QUEST to focus on integrated population health management
PREMIER, INC. 15
Measures and focus areas
have two-fold purpose:
» Continue to drive improvement on
inpatient metrics that align with
value-based purchasing and
payment reductions and penalties
» Begin and enhance the improvement
on ambulatory and community
health-based metrics that will further
help Premier members move to new
models of care delivery
The latest generation of QUEST began January 1, 2014, with over 365 members focusing on ambulatory and population health based metrics in addition to inpatient care

ASCEND®
QUEST®
PACT™

SPENDADVISOR®
OPERATIONSADVISOR®
QUALITYADVISOR™

SAFETYADVISOR®
QUALITYADVISOR™
PHYSICIANFOCUS™
QUALITY MEASURES REPORTER®

POPULATIONFOCUS™
POWERED BY VERISK HEALTH

CAREFOCUS™
POWERED BY PHYTEL

APEREK
MEMDATA™
THERADOC®
SYMMEDRx

PREMIER CONNECT®

Services
Integrated framework for delivering solutions
Collaboratives
Information
Technology
Solutions
QUALITY/SAFETY
IMPROVEMENT
• Quality and safety
• Physician performance
improvement
• Regulatory compliance
• Harm and readmissions
POPULATION
HEALTH
COST
MANAGEMENT
• Group purchasing
• Non-labor
• Physician preference
• Capital equipment
• Labor
• Total cost
• Clinical variation
• Resource utilization
• Integrated pharmacy
PREMIER, INC. 16
INTEGRATED SALES/FIELD FORCE &
PLATFORM
• Physician network
management
• Population analytics and
risk management
• Population engagement

Diversified growth engine 17

Expanding
supply chain
solutions
Steady acute
GPO growth
“Other”
Upside
Performance Services
Supply Chain Services
Non-acute and
complementary
services
expansion
Top Priority Strategic Initiatives
Member
penetration
performance
services
New product
development
M&A and
growth
opportunities
Attributes
Top Priority Strategic Initiatives
PREMIER, INC. 18
Multiple opportunities to drive long-term sustainable growth
Expanded cost reduction
Non acute and pharmacy growth
Supply chain technology
Strong
distribution
channel
Desired
expertise/
capabilities
Clinical integration/ shared
services
Ambulatory data expansion
Population health capabilities

COMMCARE
SPECIALTY PHARMACY
CARE FOCUS™
POWERED BY PHYTEL
PHYSICIANFOCUS™
S2S GLOBAL
PACT
QUEST
OPERATIONSADVISOR®
QUALITYADVISOR™
GPO only
"All in"
Single offering
several years
Multiple offerings

BON SECOURS HEALTH SYSTEM
Texas Health Resources
Banner Health

Quality
Supply Chain
Labor
Integrated Solutions
Population Health
Safety
PremierConnect Enterprise

Carolinas HealthCare System
Princeton HealthCare System
AGNESIAN HEALTHCARE
RIVERSIDE
Lahey Health

Growing from within our member channel
HISTORICAL BUSINESS GROWTH
PREMIER, INC. 19
CURRENT  BUSINESS GROWTH
Note: The illustrations above are representative of Premier’s business growth and do not necessarily depict the specific product or service adoption patterns of the organizations represented here.

QUALITYADVISOR™

OPERATIONSADVISOR®

PREMIER CONNECT®

PACT™

QUEST®

ASCEND®

- Cereplex CLINICAL DATA SURVEILLANCE
- CareScience
- COMMCARE SPECIALTY PHARMACY
- S2S GLOBAL
- SYMMEDRx™ HEALTHCARE SOLUTIONS
- Meddius INTEGRATION DELIVERED
- MEMdata Equipping Hospitals
- TheraDoc®
- aperek

POPULATIONFOCUS™
POWERED BY VERISK HEALTH

CAREFOCUS™
POWERED BY PHYTEL

IBM

Member-driven co-development engine
Organic Acquisitions Partnerships
Premier platform enables rapid deployment of new solutions
2006
2007
2010
2011
2013
2014
------------Post-IPO---------------------
2013
2014
2014
PREMIER, INC. 20

SYMMEDRx

Meddius
INTEGRATION DELIVERED

MEMdata
Equipping Hospitals

aperek

TheraDoc

Strategic acquisitions address member needs
Clinical & physician
preference cost
reduction
Data acquisition from
multiple technologies
Health system capital
expenditure cost
reduction
Supply chain
technology
enablement
Quality & safety
improvement
Strategic Need
(Closed July 2013)
(Closed October 2013)
(Closed April 2014)
(Closed August 2014)
(Closed September 2014)
Company
PREMIER, INC. 21

Physician preference item (PPI) management
Alternate site expansion
PREMIER
Integrated pharmacy
Supply chain analytics, workflow

Population health management
Shared services / standardized care
Patient engagement and social interaction
PREMIER
Ambulatory clinical integration
Data acquisition and management

Attractive opportunities for further capital deployment
Performance Services
Supply Chain Services Performance Services
Diverse and growing end markets to drive Premier’s growth
Supply Chain Services
PREMIER, INC. 22

Compelling financial profile 23

MULTIPLE GROWTH
DRIVERS
• Consolidated double-digit net revenue and adjusted
EBITDA
(1)
growth
• Diversified revenue opportunities in Supply Chain Services and Performance Services
• Multiple emerging growth drivers
HIGH VISIBILITY
• High retention rates in both business segments
• 5-7 year contracts in Supply Chain Services and 3-5 year
SaaS-based subscription contracts in Performance Services
• Fiscal 2015 revenue visibility over 90%
ATTRACTIVE
ECONOMIC MODEL
• Significant cross and upsell opportunities in existing
member base
• High margins and low marginal cost to support new GPO
members and further penetration of existing GPO members
• SaaS-based products generate high returns on new wins
EVOLVING
BUSINESS MIX
• Investments in emerging growth initiatives will impact
adjusted EBITDA
(1)
margins, but enhance adjusted
EBITDA
(1)
growth
• Capital investments increase D&A, impacting near-term net
income margins
DISCIPLINED CAPITAL
DEPLOYMENT TRACK
RECORD
• Strong returns on acquired assets
• Strategic, financial and execution framework in place for
capital deployment
Demonstrated financial model and performance
PREMIER, INC. 24
(1) See Adjusted EBITDA reconciliation to GAAP equivalent in Appendix.

Our multiple business and growth drivers
(1)
GPO
Specialty
pharmacy
Direct
sourcing
SaaS-based
informatics
products
Performance
improvement
collaboratives
Advisory
services
Data
management/
warehousing
Business
Revenue Drivers FY’14 Results
(1)
Net Revenue
14%
Segment Adjusted
EBITDA
9%
Net Revenue
13%
Segment Adjusted
EBITDA
31%
Net Revenue
14%
Adjusted EBITDA
12%
Adjusted fully
distributed EPS
9%
Consolidated
• Administrative fees paid
by suppliers
• Drug reimbursement
• Fee for service
• Product sales of contract
manufactured items
• SaaS-based subscriptions
• Fee-for-service
• Fee-for-service
• SaaS-based subscriptions
• SaaS-based subscriptions
• Significant stickiness
• Strong visibility across
diverse revenue streams
(1) Results are presented on a non-GAAP pro forma basis. See Adjusted EBITDA, Segment Adjusted EBITDA and fully distributed net income reconciliation to GAAP equivalent in the Appendix.
Net Revenue
11% - 14%
Adjusted EBITDA
8% - 11%
Adjusted fully
distributed EPS
7% - 11%
PREMIER, INC. 25

$764.3
14%
$869.3
$205.2
$232.4
$559.1
$636.9
FY13
FY14
Performance Services
Supply Chain Services
$314.0
12%
$351.0
$56.5
$73.9
$326.6
$355.2
FY13
FY14

9%
$172.8
$188.6
FY13
FY14

9%
$1.19
$1.30
FY13
FY14

Net revenue
(1)
(millions)
(1) See Net revenue, Segment Net Revenue, Adjusted EBITDA, Segment Adjusted EBITDA, non-GAAP pro forma adjusted fully distributed net income, and non-
GAAP pro forma earnings per share on fully distributed net income reconciliations to GAAP equivalents in Appendix; financial information for fiscal year 2014 and fiscal year 2013 have been adjusted on a non-GAAP pro forma basis to reflect the impact of the company’s reorganization and initial public offering.
Adjusted EBITDA
(1)
(millions)
(2)  Calculates income taxes at 40% on pre-tax income, assuming taxable C corporate structure.
(3)  Calculates adjusted fully distributed earnings per share, assuming total Class A and B common shares held by public
Double-digit net revenue and adjusted EBITDA growth in Fiscal 2014
(1)
Non-GAAP pro forma adjusted net income
(2)
(millions)
Non-GAAP pro forma earnings per
share on fully distributed net income
(3)
PREMIER, INC. 26

$199.3
15%
$229.3
$53.1
$59.0
$146.2
$170.3
Performance Services
Supply Chain Services
Q1' 14
Q1' 15

$83.1
9%
$90.5
$16.3
$18.4
$84.2
$91.3
Q1' 14
Q1' 15

6%
$45.1
$47.8
Q1' 14
Q1' 15

6%
$0.31
$0.33
Q1' 14
Q1' 15

Fiscal 2015 first-quarter update
1
Net revenue
(1)
(millions)
(1) See Net Revenue, Segment Net Revenue, Adjusted EBITDA, Segment Adjusted EBITDA, non-GAAP adjusted fully distributed net income, and non-GAAP earnings per share on fully distributed net income reconciliations to GAAP equivalents in Appendix; comparisons are between actual financial results for the first quarter ended September 30, 2014, and non-GAAP pro forma results, which have been adjusted to reflect the impact of the company’s reorganization and initial public offering, for the first quarter ended  September 30, 2013.
Adjusted EBITDA
(1)
(millions)
(2)  Calculates income taxes at 40% on pre-tax income, assuming taxable C corporate structure.
(3)  Calculates adjusted fully distributed earnings per share, assuming total Class A and B common shares held by public
Non-GAAP pro forma adjusted net income
(2)
(millions)
Non-GAAP pro forma earnings per
share on fully distributed net income
(3)
PREMIER, INC. 27

Cash flow and capital flexibility at September 30, 2014
Cash, cash equivalents and marketable
securities of $398.2 million
No outstanding borrowings on $750 million
five-year unsecured revolving credit facility
Fiscal first-quarter cash flow from
operations of $45.9 million
CONSIDERABLE CASH AND
DEBT CAPACITY
AVAILABLE
AMPLE CAPITAL
FLEXIBILITY FOR FUTURE
ACQUISITIONS AND
GROWTH
PREMIER, INC. 28

Fiscal 2015 annual guidance
(1)
(in millions, except per share data)
Pro Forma
FY 2015 YoY Change
Net Revenue:
Supply Chain Services $688 - $707 8% - 11%
Performance Services $281 - $288 21% - 24%
Total Net Revenue $969 - $995 11% - 14%
Non-GAAP adjusted  EBITDA $379 - $390 8% - 11%
Non-GAAP adjusted fully distributed
EPS $1.39 - $1.44 7% - 11%
(1) As of fiscal 2015 first-quarter conference call, 11/10/2014. For non-GAAP measures, see reconciliations to GAAP equivalents in Appendix.
Guidance measures are “forward-looking statements.” For information regarding the use and limitations of non-GAAP financial measures and forward-looking statements, see “Forward-looking statements and Non-GAAP financial measures” at the front of this presentation. Guidance is based on comparisons with prior-year non-GAAP pro forma results, which have been adjusted to reflect the impact of the company’s reorganization and IPO.
Financial guidance for year ending June 30, 2015:
Supply Chain Services growth driven by:
Guidance Assumptions:
PREMIER, INC. 29
Performance Services growth driven by:
» Low to mid-single-digit growth in net administrative
fee revenue
» Continuation of high GPO retention rates
» 15% - 20% product growth
» Continued demand for integrated offerings of SaaS-based
products, advisory services and collaboratives
» TheraDoc and Aperek full revenue contributions in second,
third and fourth quarters
» Continuation of high SaaS institutional renewal rates

Significant Fiscal 2015 revenue visibility: 90+%
PERFORMANCE METRICS
(1)
FY 2015 FY 2014 3 Year Average
Revenue available under contract $898M --- ---
GPO retention rate
(2)
--- 99% 97%
SaaS institutional renewal rate
(3)
--- 94% 94%
(1) As of fiscal year-end June 30, 2014
(2) The retention rate is calculated based upon the aggregate purchasing volume among all members participating in our GPO for such fiscal year less the annualized GPO purchasing volume for departed members for such fiscal year, divided by the aggregate purchasing volume among all members participating in our GPO for such fiscal year.
(3) The renewal rate is calculated based upon the total number of members that have SaaS revenue in a given period that also have revenue in the corresponding prior year period divided by the total number of members that have SaaS revenue in the same period of the prior year.
OVER 90%
FY 2015 REVENUE
GUIDANCE RANGE ALREADY
AVAILABLE UNDER
CONTRACT
PREMIER, INC. 30
HIGH GPO
RETENTION
AND SAAS
INSTITUTIONAL
RENEWAL RATES

Summary – Key investment differentiators
UNIQUE CUSTOMER ALIGNMENT
» Interests and perspectives are aligned with our customers
» Members own ~74% of equity
(1)
and view Premier as strategic partner
» Embedded field force co-developing solutions with members
DATA-DRIVEN, TECHNOLOGY ENABLED
» Integrated, payer- and vendor-agnostic data platform
» Insights from  approximately 1 in 3 U.S. health system discharges
» Emerging data warehousing capabilities
DIVERSIFIED GROWTH ENGINE
» Multiple revenue levers
» Attractive acquisition and partnership pipeline
COMPELLING FINANCIAL PROFILE
» Double digit revenue and EBITDA
(2)
growth in fiscal 2014
» Considerable cash and debt capacity for future growth
PREMIER, INC. 31
(1) Following October 31, 2014 exchange.
(2) See Net revenue and Adjusted EBITDA reconciliations to GAAP equivalents in Appendix; financial information for fiscal year 2014 and fiscal year 2013 have been adjusted on a non-GAAP pro forma basis to reflect the impact of the company’s reorganization and initial public offering.

Thank you 32 FOR MORE INFORMATION CONTACT: Jim Storey Vice President, Investor Relations Premier, Inc. 704-816-5958 jim_storey@premierinc.com

Appendix 33

Mike Alkire, **COO**
10 years Premier; 11 years healthcare
Cap Gemini Ernst & Young

Durral Gilbert, **President, Supply Chain Services**
8 years Premier; 8 years healthcare
BDS Management, Wachovia Securities

Wes Champion, **SVP, Performance Partners**
7 years Premier; 23 years healthcare
Cap Gemini Ernst & Young, Accenture

Keith Figlioli, **SVP, Informatics**
5 years Premier; 11 years HIT
Eclipsys (acquired by Allscripts)

Andy Brailo, **SVP, Member Field Services**
13 years Premier; 21 years healthcare
Medibuy, Bard

Gary Long, **SVP, Chief Sales Officer**
2 years Premier; 21 years healthcare
McKesson

Craig McKasson, **CFO**
17 years Premier; 21 years healthcare
Ernst & Young

Jeff Lemkin, **General Counsel**
4 years Premier; 41 years healthcare
McDermott Will & Emery

Terry Linn, **SVP, Strategy**
4 years Premier; 31 years healthcare
Ernst & Young, American Medical International, Charter Medical

Kelli Price, **SVP, People**
14 years Premier; 16 years healthcare
Malcolm Baldrige National Quality Award expert

Blair Childs, **SVP, Public Affairs**
7 years Premier; 26 years healthcare
AdvaMed

Jeff Petry, **SVP, Marketing**
17 years Premier; 23 years healthcare
Mezzia, The Advisory Board Company

Our leadership team Susan DeVore, President and CEO 11 years Premier; 26 years healthcare Cap Gemini Ernst & Young PREMIER, INC. 34

Structure
Structural implications of Premier, Inc.
Structured as “Up-C” with Premier, Inc. (parent C-Corp above operating partnership and subsidiaries)
Premier, Inc. formed with two classes of stock
• Class A shares held by public investors
• Class B shares allocated to member owners
22% of Limited Partner interests sold to public, 78% retained by member owners as
Class B units
Class B units eligible to exchange 1/7th per year, over seven-year period
Exchange of Class B units for A-shares (on a 1-for-1 basis) as B-units become eligible for exchange subject to ROFR by members owners and Premier, Inc.
First exchange on October 31, 2014, and subsequent company directed offering injected
3.9 million shares of liquidity into the public market, resulting in public ownership of 26%
and member owner interest of 74%
Given Up-C structure and differences between taxes paid by our Class A unit holder
(Premier GP) vs. distributions to our Class B unit holders (members owners), we calculate Adjusted Fully Distributed Net Income
1
for comparability purposes
Reflects taxes and net income as if the Company was a C-Corp for all periods presented
Class A and Class B shares will be used to calculate fully diluted EPS to eliminate variability due to member exchanges over time
Impact of IPO and
Exchange Process
Adjusted fully
distributed net
income
Share count
PREMIER, INC. 35
(1) See Adjusted EBITDA and Adjusted Fully Distributed Net Income reconciliations to GAAP equivalents in Appendix

Member owners allocated
income in operating
partnership based on
percentage ownership
Income tax expense equals
40% of income attributable
to Premier, Inc.
Member owners receive tax
distribution to cover any tax
liability on allocated income
Amount of retained
profitability in business
equal regardless of
ownership structure
Reflects 41% tax rate on
100% of pretax income
(assumes full C-Corp tax
treatment)
Amount paid for taxes equal
regardless of ownership
structure
Illustrative impact of ownership structure
PREMIER, INC. 36
1 For illustrative purposes only. Ownership percentage is based on structure at the time of the October 2013 initial public offering and will change over time.
Ownership
(1)
22% Class A /
78% Class B
Ownership
100% Class A
Income Statement
Net Revenue 500,000 500,000
Cost of Revenue 200,000 200,000
Gross Profit 300,000 300,000
Operating Expenses 140,000 140,000
Operating Income 160,000 160,000
Net Income Attributable to NCI in Premier LP (124,800) -
Pre-Tax Income Attributable to Premier Inc. 35,200 160,000
Income Tax Expense 14,080 64,000
Net Income Attributable to Premier, Inc.
21,120 96,000
Income Retained in Business
Net Income Attributable to Premier, Inc. 21,120 96,000
Net Income Attributable to NCI in Premier LP 124,800 -
Tax Distribution to Premier LP Limited Partners (49,920) -
Net Income Retained in Business
96,000 96,000
Adjusted Fully Distributed Net Income
Net Income Attributable to Premier, Inc. 21,120 96,000
Add:  Income Tax Expense 14,080 64,000
Add:  Net Income Attributable to NCI in Premier 124,800 -
Fully Distributed Income Before Income Taxes 160,000 160,000
Adjusted for income tax expense on fully
distributed net income before income taxes 64,000 64,000
Adjusted Fully Distributed Net Income
96,000 96,000
Income Taxes/Tax Distributions
Income Tax Expense 14,080 64,000
Tax Distribution to Class B Limited Partners 49,920 -
Total Tax, including tax distribution to limited
partners
64,000 64,000

Fiscal 2014 and fiscal 2013 non-GAAP reconciliations
Reconciliation of Selected Non-GAAP Measures to GAAP Measures
(Unaudited, in thousands) Adjustments Adjustments
Amount
% of Net
Revenue Amount Amount
% of Net
Revenue Amount
% of Net
Revenue Amount Amount
% of Net
Revenue
Net revenue:
Net administrative fees 464,837 $        51%          (41,263) $       423,574 $       49%          519,219 $ 60%          (105,012) $     414,207 $   54%
Other services and support 233,186           26% -                         233,186           27% 205,685     24% -                         205,685       27%
Services 698,023           77% (41,263)           656,760           76% 724,904     84% (105,012)        619,892       81%
Products 212,526           23% -                         212,526           24% 144,386     16% -                         144,386       19%
Net revenue 910,549           100% (41,263)           869,286           100% 869,290     100% (105,012)        764,278       100%
Cost of revenue:
Services 115,740           13% -                         115,740           13% 103,795     12% -                         103,795       14%
Products 191,885           21% -                         191,885           22% 133,618     15% -                         133,618       17%
Cost of revenue 307,625           34% -                         307,625           35% 237,413     27% -                         237,413       31%
Gross profit 602,924           66% (41,263)           561,661           65% 631,877     73% (105,012)        526,865       69%
Operating expenses:
Selling, general and administrative 294,421           33% -                         294,421           35% 248,301     29% -                         248,301       33%
Research and development 3,389                — % -                         3,389               — % 9,370         1% -                         9,370           1%
Amortization of purchased intangible assets 3,062                — % -                         3,062               — % 1,539         — % -                         1,539           — %
Total operating expenses 300,872           33% -                         300,872           35% 259,210     30% -                         259,210       34%
Operating income 302,052           33% (41,263)           260,789           30% 372,667     43% (105,012)        267,655       35%
Other income, net 58,274              6% -                         58,274             7% 12,145       1% -                         12,145         2%
Income before income taxes 360,326           40% (41,263)           319,063           37% 384,812     44% (105,012)        279,800       37%
Income tax expense 27,709              3% (3,239)             24,470             3% 9,726         1% 22,813            32,539         4%
Net income 332,617           37% (38,024)           294,593           34% 375,086     43% (127,825)        247,261       33%
Net (income) loss attributable to noncontrolling interest
in S2S Global (949)                   — % -                         (949)                 — % 1,479         — % -                         1,479           — %
Net income attributable to noncontrolling interest in
Premier LP (303,336)          (33)% 57,690            (245,646)         (28)% (369,189)   (42)% 150,726          (218,463)     (29)%
Net income attributable to noncontrolling interest (304,285)          (33)% 57,690            (246,595)         (28)% (367,710)   (42)% 150,726          (216,984)     (29)%
Net income attributable to shareholders 28,332 $          4% 19,666 $         47,998 $          6% 7,376 $      1% 22,901 $         30,277 $      4%
Adjustment of redeemable limited partners' capital to
redemption amount (2,741,588) $   nm - $                (2,741,588) $  nm - $          nm - $                - $            nm
Net income (loss) attributable to shareholders after
adjustment of redeemable partners' capital to
redemption amount
(2,713,256) $   nm 19,666 $         (2,693,590) $  nm 7,376 $      nm 22,901 $         30,277 $      nm
Adjusted EBITDA 392,288 $        43% (41,263) $       351,025 $       40% 419,025 $ 48% (105,012) $     314,013 $   41%
Adjusted Fully Distributed Net Income na na na 188,561 $       22% na na na 172,793 $   23%
nm - Not meaningful
na - Not applicable
Actual Actual Non-GAAP Pro Forma
Year Ended June 30,
2014 2013
Non-GAAP Pro Forma
PREMIER, INC. 37

Fiscal 2014 and fiscal 2013 non-GAAP reconciliations
PREMIER, INC. 38
(Unaudited, in thousands)
Actual Adjustments
Non-GAAP
Pro Forma Actual Adjustments
Non-GAAP
Pro Forma
Reconciliation of Non-GAAP Pro Forma Net Revenue to Net Revenue:
Supply Chain Services 678,141 $      (41,263) $       636,878 $      664,076 $      (105,012) $     559,064 $
Performance Services 232,408 - 232,408 205,214 - 205,214
Net Revenue 910,549 (41,263) 869,286 869,290 (105,012) 764,278
Reconciliation of Net Income to Adjusted EBITDA and Reconciliation of
Segment Adjusted EBITDA to Income Before Income Taxes:
Net income 332,617 $      (38,024) $       294,593 $      375,086 $      (127,825) $     247,261 $
Interest and investment income, net (1,019) - (1,019) (965) - (965)
Income tax expense 27,709 (3,239) 24,470 9,726 22,813 32,539
Depreciation and amortization 36,761 - 36,761 27,681 - 27,681
Amortization of purchased intangible assets 3,062 - 3,062 1,539 - 1,539
EBITDA 399,130 (41,263) 357,867 413,067 (105,012) 308,055
Stock-based compensation expense 19,476 - 19,476 - - -
Acquisition related expenses 2,014 - 2,014 - - -
Strategic and financial restructuring expenses 3,760 - 3,760 5,170 - 5,170
Gain on sale of investment (38,372) - (38,372) - - -
Adjustment to tax receivable agreement liability 6,215 - 6,215 - - -
Other (income) expense, net 65 - 65 788 - 788
Adjusted EBITDA 392,288 $      (41,263) $       351,025 $      419,025 $      (105,012) $     314,013 $
Segment Adjusted EBITDA:
Supply Chain Services 396,470 $      (41,263) $       355,207 $      431,628 $      (105,012) $     326,616 $
Performance Services 73,898 - 73,898 56,456 - 56,456
Corporate
(g)
(78,080) - (78,080) (69,059) - (69,059)
Adjusted EBITDA 392,288 (41,263) 351,025 419,025 (105,012) 314,013
Depreciation and amortization (36,761) - (36,761) (27,681) - (27,681)
Amortization of purchased intangible assets (3,062) - (3,062) (1,539) - (1,539)
Stock-based compensation expense (19,476) - (19,476) - - -
Acquisition related expenses (2,014) - (2,014) - - -
Strategic and financial restructuring expenses (3,760) - (3,760) (5,170) - (5,170)
Adjustment to tax receivable agreement liability (6,215) - (6,215) - - -
Equity in net income of unconsolidated affiliates (16,976) - (16,976) (11,968) - (11,968)
Deferred compensation plan expense (1,972) - (1,972) - - -
Operating income 302,052 (41,263) 260,789 372,667 (105,012) 267,655
Equity in net income of unconsolidated affiliates 16,976 - 16,976 11,968 - 11,968
Interest and investment income, net 1,019 - 1,019 965 - 965
Gain on sale of investment 38,372 - 38,372 - - -
Other income (expense), net 1,907 - 1,907 (788) - (788)
Income before income taxes 360,326 $      (41,263) $       319,063 $      384,812 $      (105,012) $     279,800 $
Year Ended June 30,
2014 2013

Fiscal 2014 and fiscal 2013 non-GAAP reconciliations
Reconciliation of Selected Non-GAAP Measures to GAAP Measures
(Unaudited, in thousands) 2014 2013
28,332 $           7,376 $
(41,263)             (105,012)
27,709              9,726
19,476              —
2,014                 —
3,760                 5,170
(38,372)             —
6,215                 —
3,062                 1,539
303,336            369,189
314,269            287,988
125,708            115,195
188,561 $         172,793 $
Non-GAAP Pro forma fully distributed income before income taxes
Income tax expense on fully distributed income before income taxes
Non-GAAP Pro Forma Adjusted Fully Distributed Net Income
Acquisition related expenses
Strategic and financial restructuring expenses
Gain on sale of investment
Adjustment to tax receivable agreement liability
Amortization of purchased intangible assets
Net income attributable to noncontrolling interest in Premier LP
Stock-based compensation expense
Year Ended June 30,
Net income attributable to shareholders
Pro forma adjustment for revenue share post-IPO
Income tax expense
PREMIER, INC. 39

Fiscal 2014 and fiscal 2013 non-GAAP reconciliations
PREMIER, INC. 40
2014 2013
Reconciliation of numerator for GAAP EPS to Non-GAAP EPS on Adjusted Fully Distributed Net Income
Net income (loss) attributable to shareholders after  adjustment of redeemable limited partners' capital to redemption amount (2,713,256) $  7,376 $
Adjustment of redeemable limited partners' capital to redemption amount 2,741,588 -
Net income (loss) attributable to shareholders 28,332 7,376
Pro forma adjustment for revenue share post-IPO (41,263) (105,012)
Income tax expense 27,709 9,726
Stock-based compensation 19,476 —
Gain on sale of investment (38,372) —
Acquisition related expenses 2,014 —
Strategic and financial restructuring expenses 3,760 5,170
Adjustment to tax receivable agreement liability 6,215 —
Amortization of purchased intangible assets 3,062 1,539
Net income attributable to noncontrolling interest in Premier LP 303,336 369,189
Non-GAAP pro forma adjusted fully distributed income before income taxes 314,269 287,988
Income tax expense on fully distributed income before income taxes 125,708 115,195
Non-GAAP pro forma adjusted fully distributed net income 188,561 $    172,793 $
Reconciliation of denominator for GAAP EPS to Non-GAAP to Adjusted Fully Distributed Net Income
Weighted Average:
Common shares used for basic and diluted earnings per share 25,633 5,858
Potentially dilutive shares 124 -
Class A common shares outstanding 6,742 26,517
Conversion of Class B common units 112,584 112,608
Weighted average fully distributed shares outstanding - diluted 145,083 144,983
Reconciliation of GAAP EPS to Adjusted Fully Distributed EPS
GAAP income (loss) per share $        (105.85) $              1.26
Impact of adjustment of redeemable limited partners' capital to redemption amount $         106.96 $                  -
Impact of additions:
Pro forma adjustment for revenue share post-IPO $            (1.61) $          (17.93)
Income tax expense
$              1.08 $              1.66
Stock-based compensation $              0.76 $                  -
Gain on sale of investment $            (1.50) $                  -
Acquisition related expenses $              0.08 $                  -
Strategic and financial restructuring expenses
$              0.15 $              0.88
Adjustment to tax receivable agreement liability $              0.24 $                  -
Amortization of purchased intangible assets $              0.12 $              0.26
Net income attributable to noncontrolling interest in Premier LP
$           11.83 $           63.02
Impact of corporation taxes $            (4.90) $          (19.66)
Impact of increased share count $            (6.06) $          (28.31)
Non-GAAP earnings per share on adjusted fully distributed net income - diluted
$            1.30
$      1.19
Supplemental Financial Information - Reporting of Net Income and Earnings Per Share
Reconciliation of Selected Non-GAAP Measures to GAAP Measures
(Unaudited)
(In thousands)
Year Ended
June 30,

Fiscal 2015 and fiscal 2014 first-quarter non-GAAP reconciliations
(Unaudited, in thousands)
2014* 2013
Reconciliation of Non-GAAP Pro Forma Net Revenue to Net Revenue:
Non-GAAP Pro Forma Net Revenue 229,308 $        199,313 $
Non-GAAP pro forma adjustment for revenue share post-IPO — 41,263
Net Revenue
229,308 $        240,576 $
Reconciliation of Supply Chain Services Non-GAAP Pro Forma Net Revenue to Supply Chain Services Net Revenue:
Non-GAAP Pro Forma Supply Chain Services Net Revenue 170,302 $        146,195 $
Non-GAAP pro forma adjustment for revenue share post-IPO — 41,263
Supply Chain Services Net Revenue
170,302 $        187,458 $
Net income 64,887 $          112,528 $
Non-GAAP pro forma adjustment for revenue share post-IPO — (41,263)
Interest and investment income, net (191) (220)
Income tax expense 5,811 764
Depreciation and amortization 10,308 8,356
Amortization of purchased intangible assets 903 601
EBITDA 81,718 80,766
Stock-based compensation 6,439 325
Acquisition related expenses 1,278 142
Strategic and financial restructuring expenses 96 1,842
Adjustment to tax receivable agreement liability (1,073) —
Acquisition related adjustment - deferred revenue 2,065 —
Other (income) expense, net (5) (4)
Adjusted EBITDA
90,518 $          83,071 $
Segment Adjusted EBITDA:
Supply Chain Services 91,268 $          125,480 $
Non-GAAP pro forma adjustment for revenue share post-IPO — (41,263)
Supply Chain Services
(including non-GAAP pro forma adjustment)
91,268 $          84,217 $
Performance Services 18,362 16,329
Corporate (19,112) (17,475)
Adjusted EBITDA 90,518 $          83,071 $
Depreciation and amortization (10,308) (8,356)
Amortization of purchased intangible assets (903) (601)
Stock-based compensation (6,439) (325)
Acquisition related expenses (1,278) (142)
Strategic and financial restructuring expenses (96) (1,842)
Adjustment to tax receivable agreement liability 1,073 —
Acquisition related adjustment - deferred revenue (2,065) —
Equity in net income of unconsolidated affiliates (4,866) (4,114)
Deferred compensation plan expense 509 —
66,145 67,691
Non-GAAP pro forma adjustment for revenue share post-IPO — 41,263
Operating income 66,145 $        108,954 $
Equity in net income of unconsolidated affiliates 4,866 4,114
Interest and investment income, net 191 220
Other (expense) income, net (504) 4
Income before income taxes
70,698 $        113,292 $
* Note that no pro forma adjustments were made for the three months ended September 30, 2014; as such, actual results are presented for the three months ended September 30, 2014.
Three Months Ended
September 30,
Reporting of Non-GAAP Pro Forma Adjusted EBITDA and Non-GAAP Adjusted Fully Distributed Net Income
Reconciliation of Selected Non-GAAP Measures to GAAP Measures
Reconciliation of Net Income to Adjusted EBITDA and Reconciliation of Segment Adjusted EBITDA to Income Before Income Taxes:
PREMIER, INC. 41

Fiscal 2015 and fiscal 2014 first-quarter non-GAAP reconciliations
(Unaudited, in thousands)
2014* 2013
Reconciliation of Non-GAAP Pro Forma Adjusted Fully Distributed Net Income:
Net income (loss) attributable to shareholders 9,273 $            (476) $
Non-GAAP pro forma adjustment for revenue share post-IPO — (41,263)
Income tax expense 5,811 764
Stock-based compensation 6,439 325
Acquisition related expenses 1,278 142
Strategic and financial restructuring expenses 96 1,842
Adjustment to tax receivable agreement liability (1,073) —
Acquisition related adjustment - deferred revenue 2,065 —
Amortization of purchased intangible assets 903 601
Net income attributable to noncontrolling interest in Premier LP 54,816 113,214
Non-GAAP pro forma adjusted fully distributed income before income taxes 79,608 75,149
Income tax expense on fully distributed income before income taxes 31,843 30,060
Non-GAAP Pro Forma Adjusted Fully Distributed Net Income
47,765 $        45,089 $
Reporting of Non-GAAP Pro Forma Adjusted EBITDA and Non-GAAP Adjusted Fully Distributed Net Income
Reconciliation of Selected Non-GAAP Measures to GAAP Measures
Three Months Ended
September 30,
* Note that no pro forma adjustments were made for the three months ended September 30, 2014; as such, actual results are presented for the three months ended
September 30, 2014.
PREMIER, INC. 42

Fiscal 2015 and fiscal 2014 first-quarter non-GAAP reconciliations
PREMIER, INC. 43
(Unaudited, in thousands, except per share data)
2014* 2013
Reconciliation of numerator for GAAP EPS to Non-GAAP EPS on Adjusted Fully Distributed Net Income
Net loss attributable to shareholders after adjustment of redeemable limited partners' capital to redemption amount (373,384) $     (476) $
Adjustment of redeemable limited partners' capital to redemption amount 382,657 —
Net income (loss) attributable to shareholders 9,273 (476)
Non-GAAP pro forma adjustment for revenue share post-IPO — (41,263)
Income tax expense 5,811 764
Stock-based compensation 6,439 325
Acquisition related expenses 1,278 142
Strategic and financial restructuring expenses 96 1,842
Adjustment to tax receivable agreement liability (1,073) —
Acquisition related adjustment - deferred revenue 2,065 —
Amortization of purchased intangible assets 903 601
Net income attributable to noncontrolling interest in Premier LP 54,816 113,214
Non-GAAP pro forma adjusted fully distributed income before income taxes 79,608 75,149
Income tax expense on fully distributed income before income taxes 31,843 30,060
Non-GAAP pro forma adjusted fully distributed net income
47,765 $       45,089 $
Reconciliation of denominator for GAAP EPS to Non-GAAP Adjusted Fully Distributed Net Income
Weighted Average:
Common shares used for basic and diluted earnings per share 32,376 5,627
Potentially dilutive shares 253 25
Class A common shares outstanding - 26,749
Conversion of Class B common units 112,083 112,608
Weighted average fully distributed shares outstanding - diluted 144,712 145,009
Reconciliation of GAAP EPS to Adjusted Fully Distributed EPS
GAAP loss per share $          (11.53) $           (0.08)
Impact of adjustment of redeemable limited partners' capital to redemption amount $           11.82 $                  -
Impact of additions:
Non-GAAP pro forma adjustment for revenue share post-IPO $                  - $            (7.33)
Income tax expense $              0.18 $              0.14
Stock-based compensation $              0.20 $              0.06
Acquisition related expenses $              0.04 $              0.03
Strategic and financial restructuring expenses $              0.00 $              0.33
Adjustment to tax receivable agreement liability $            (0.03) $                  -
Acquisition related adjustment - deferred revenue $              0.06 $                  -
Amortization of purchased intangible assets $              0.03 $              0.11
Net income attributable to noncontrolling interest in Premier LP $              1.69 $           20.12
Impact of corporation taxes $            (0.98) $            (5.34)
Impact of increased share count $            (1.15) $            (7.70)
Non-GAAP pro forma earnings per share on adjusted fully distributed net income - diluted $            0.33 $             0.31
* Note that no pro forma adjustments were made for the three months ended September 30, 2014; as such, actual results are presented for the three months ended September 30, 2014.
Three Months Ended
September 30,
Reporting of Net Income and Earnings Per Share
Reconciliation of Selected Non-GAAP Measures to GAAP Measures